AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 3, 1996
                                             REGISTRATION NO. 333-

                 SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                           __________________

                              FORM S-8
                       REGISTRATION STATEMENT
                               UNDER
                      THE SECURITIES ACT OF 1933

                              ADVO, INC.
          (Exact name of registrant as specified in its charter)

DELAWARE                                          06-0885252
(State or other jurisdiction of                   (I.R.S. Employer
incorporation or organization)                    Identification Number)

                               ONE UNIVAC LANE
                                P.O. BOX 755
                       WINDSOR, CONNECTICUT 06095-0755
            (Address, including zip code, and telephone number,
       including area code, of registrant*s principal executive offices)

                        ADVO, INC. 401(K) SAVINGS PLAN
                            (Full Title of the Plan)

                                DAVID M. STIGLER
             SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                    ADVO, INC.
                                  ONE UNIVAC LANE
                                    P.O. BOX 755
                         WINDSOR, CONNECTICUT 06095-0755
                                  (860) 285-6120
      (Telephone number, including area code, of agent for service)

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this Registration Statement when warranted by market conditions and other factors.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ X ]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the
same offering.  [   ]

If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the Prospectus is expected to be made pursuant to Rule
434, please check the following box.  [   ]

                     CALCULATION OF REGISTRATION FEE

Title of Securities to be         |Amount to be      |Proposed Maximum Offering   |Proposed Maximum Aggregate       Amount of
Registered(1)                     |Registered(2)     |   Price Per Unit(2)        |    Offering Price(2)        Registration Fee
Common Stock, without par         |200,000 shares    |        $10.00              |       $2,000,000            |    $689.65
|value                            |                  |                            |                             |

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

(2) Estimated pursuant to subsections (c) and (h) of Rule 457 under the Securities Act of 1933 as the estimated number of shares of Common Stock without par value of ADVO, Inc. to be purchased by the ADVO, Inc. 401(k) Savings Plan (the "Plan") over a five-year period with employee and employer contributions, which shares may be acquired by participants in the Plan. For purposes of Rule 457(c), the date specified for determining the average of the high and low prices reported in the consolidated reporting system is August 26, 1996.

                                PART II
           INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


   This Registration Statement relates to participation interests in the ADVO, Inc. 401(k) Savings Plan (the "Plan") and to shares of common stock, $.01 par value ("Common Stock") of ADVO, Inc. (the "Company") offered pursuant to the Plan.

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

   The following documents filed with the Securities and Exchange Commission are incorporated herein by reference:

   (a) The Company*s Annual Report on Form 10-K for the fiscal year ended September 30, 1995, filed pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act");

   (b) The Company*s Quarterly Reports on Form 10-Q for the fiscal quarters ended December 30, 1995, March 30, 1996, and June 29, 1996;

   (c) Current Reports on Form 8-K dated January 26, 1996, March 5, 1996 and May 2, 1996; and

   (d) The description of the Company*s Common Stock which is contained in its registration statements filed under the 1934 Act, and any amendment or report filed under the 1934 Act for the purpose of updating such description.

   All documents subsequently filed by the Company and the Plan pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

   This Item is not applicable to the securities to be registered hereby.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

   The consolidated financial statements of ADVO, Inc. incorporated by reference in ADVO, Inc.'s Annual Report (Form 10-K) for the year ended September 30, 1995, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon incorporated by reference therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

   The information required by this item is contained in Part II, Item 15 of the Company*s Statement on Form S-8 (No. 33-19045) and is incorporated herein by reference and made a part hereof.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

   This Item is not applicable to the securities to be registered hereby.

ITEM 8.  EXHIBITS

                                                       Incorporation
                                                       by Reference
Exhibit No.  Description                               (see Legend)

4(a)         ADVO, Inc. 401(k) Savings Plan            Filed herewith

4(b)         Restated Certificate of Incorporation     Incorporated by
             of ADVO                                   reference to Exhibit
                                                       3(a) to the Company's
                                                       Form 10 filed on
                                                       September 15, 1986
                                                       (No. 1-11720)

4(c)         Restated By-laws of ADVO                  Incorporated by
                                                       reference to Exhibit
                                                       3(b) to the Company's
                                                       Report on Form 10-K
                                                       for fiscal year ended
                                                       September 30, 1989
                                                       (No. 1-11720)

4(d)         Stockholder Protection Rights             Incorporated by
             Agreement, dated as of February 5, 1993,  reference to Exhibit
             between the Company and Mellon            4.1 of the Company*s
             Securities Trust Company, as Rights       Form 8-K dated
             Agent, including Exhibit A and Exhibit B  February 5, 1993

23           Consent of Independent Auditors           Filed herewith

24           Powers of Attorney (See Signature Page)   Filed herewith
Neither an opinion of counsel concerning compliance with ERISA nor an Internal Revenue Service ("IRS") determination letter is required because the Company has submitted the Plan to the IRS in a timely manner and has made all changes required by the IRS to qualify the Plan.

ITEM 9.  UNDERTAKINGS

A.   Undertaking to Update Annually.

 The undersigned registrant hereby undertakes:

   (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

        (ii) To reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraph (A)(1)(i) and (A)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

    (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. Undertaking With Respect to Incorporating Subsequent Exchange Act Documents By Reference.

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant*s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and each filing of the Plan*s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Undertaking With Respect to Indemnification of Directors, Officers or Controlling Persons.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor, State of Connecticut, on September 3,1996.

                                ADVO, INC.

                                By: /s/ Robert Kamerschen
                                   Name: Robert Kamerschen
                                   Title:  Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes David M. Stigler and William E. Crowley, and each of them singly, such person's true and lawful attorneys, with full power to them and each of them, to sign for such person and in such persons' name and capacity as indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorneys to any and all amendments.

|Name                                  |Title                                       |Date                              |
|/s/ Robert Kamerschen                 |Chairman, Chief Executive                   |September 3, 1996                 |
|Robert Kamerschen                     |Officer And Director                        |                                  |
|                                      |(Principal Executive Officer)               |                                  |
|/s/ Lowell W. Robinson                |Executive Vice President and Chief          |September 3, 1996                 |
|Lowell W. Robinson                    |Financial Officer                           |                                  |
|                                      |(Principal Financial Officer)               |                                  |
|/s/ Robert S. Hirst                   |Vice President and Controller               |September 3, 1996                 |
|Robert S. Hirst                       |(Principal Accounting Officer)              |                                  |
|/s/ Jack W. Fritz                     |Director                                    |September 3, 1996                 |
|Jack W. Fritz                         |                                            |                                  |
|/s/ Lawrence Lachman                  |Director                                    |September 3, 1996                 |
|Lawrence Lachman                      |                                            |                                  |
|/s/ Howard H. Newman                  |Director                                    |September 3, 1996                 |
|Howard H. Newman                      |                                            |                                  |
|/s/ John R. Rockwell                  |Director                                    |September 3, 1996                 |
|John R. Rockwell                      |                                            |                                  |
|/s/ John L. Vogelstein                |Director                                    |September 3, 1996                 |
|John L. Vogelstein                    |                                            |                                  |
|__________________________            |Director                                    |                                  |
|James A. Eskridge                     |                                            |                                  |

(A majority of the Board of Directors)

     Pursuant to the requirements of the Securities Act of 1933, the trustees have duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor, State of Connecticut on September 3, 1996.


                                  ADVO, INC. 401(K) SAVINGS PLAN


                                  By: /s/ William E. Crowley

                                      Name: William E. Crowley
                                      Title:   Vice President - Human Resources

                              EXHIBIT INDEX


                                                       Incorporation
                                                       by Reference
Exhibit No.  Description                               (see Legend)

4(a)         ADVO, Inc. 401(k) Savings Plan            Filed herewith

4(b)         Restated Certificate of Incorporation     Incorporated by
             of ADVO                                   reference to Exhibit
                                                       3(a) to the Company's
                                                       Form 10 filed on
                                                       September 15, 1986
                                                       (No. 1-11720)

4(c)         Restated By-laws of ADVO                  Incorporated by
                                                       reference to Exhibit
                                                       3(b) to the Company's
                                                       Report on Form 10-K
                                                       for fiscal year ended
                                                       September 30, 1989
                                                       (No. 1-11720)

4(d)         Stockholder Protection Rights             Incorporated by
             Agreement, dated as of February 5, 1993,  reference to Exhibit
             between the Company and Mellon            4.1 of the Company*s
             Securities Trust Company, as Rights       Form 8-K dated
             Agent, including Exhibit A and Exhibit B  February 5, 1993

23           Consent of Independent Auditors           Filed herewith

24           Powers of Attorney (See Signature Page)   Filed herewith